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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OF 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 30, 2002

Two Way TV (US), Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-49610	94-3349099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6300 Wilshire Boulevard, Suite 1750, Los Angeles, California (Address of principal executive offices)		90048 (Zip Code)

Registrant's telephone number, including area code (323) 852-6164

Inapplicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        The following financial statements and pro forma financial information are being provided in connection with Two Way TV (US), Inc.'s Current Report on Form 8-K previously filed with the Securities and Exchange Commission on May 15, 2002.

(a)  Financial Statements of Business Acquired

          (i)  The audited combined balance sheets of Interactive Network, Inc. ("Interactive") as of December 31, 2000 and 2001, the audited statements of operations, changes in shareholder's equity (deficit) and cash flows of Interactive for the years ended December 31, 2001, 2000 and 1999, the related notes thereto and the Independent Auditor's Report of Marc Lumer & Company are set forth in Interactive's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission on April 16, 2002. Such financial statements, notes and report are incorporated herein by reference.

(b)  Pro Forma Financial Information

  Unaudited Combined Pro Forma Financial Statements

        On April 30, 2002, Two Way TV (US), Inc. (the "Company") merged with Interactive with the Company surviving. The following combined unaudited pro forma financial statements assume the business combination between the Company and Interactive is accounted for as a purchase. The Unaudited Combined Pro Forma Financial Statements illustrate the effect of the merger (pro forma) on the Company's financial position and results of operations. The Unaudited Combined Pro Forma Balance Sheet as of March 31, 2002 is based on the historical balance sheets of the Company and Interactive as of that date and assumes the merger took place on that date. The Unaudited Combined Pro Forma Statements of Operations for the year ended December 31, 2001 and the three months ended March 31, 2002 are based on the historical operating statements of the Company and Interactive. For those periods, the Unaudited Combined Pro Forma Statements of Operations assume that the acquisition took place on January 1, 2001.

        The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results of financial position that would have occurred if the merger of Interactive into the Company had occurred as of the date or during the periods presented, nor necessarily indicative of future operating results or financial positions.

        These pro forma financial statements are based on, and should be read in conjunction with, the historical financial statements, and the related notes thereto, of the Company and Interactive incorporated in this Current Report from their respective Annual and Quarterly Reports on Forms 10-K and 10-Q.

TWO WAY TV (US), INC.
(FORMERLY TWIN ENTERTAINMENT, INC.)
UNAUDITED PRO FORMA COMBINED
BALANCE SHEET
MARCH 31, 2002
($000 OMITTED)

	TWO WAY TV	INTERACTIVE	PRO FORMA ADJUSTMENTS		PRO FORMA COMBINED
ASSETS
Current assets:
Restricted cash	$—	$5,798			$5,798
Cash	26	425			451
Royalty fee receivable		73			73
Receivables trade	60				60
Prepaid expenses and other current assets	—	8			8

Total current assets	86	6,304			6,390

Property and equipment net of accumulated depreciation	378	—			378
Goodwill	—	—	614	C3	614
Deposits and other assets	20	—	(2,192)	C2	20
			2,192	C1

Total assets	$484	$6,304	$614		$7,402

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable and accrued liabilities	$87	$733			$820
Notes payable		345			345
Liabilities subject to compromise		5,685			5,685
Other	60				60

Total current liabilities	147	6,763			6,910
Promissory note—noncurrent	—	1,033			1,033
Convertible bridge notes	—	1,739			1,739
Amount due shareholder	1,171		(425)	C1	746

	1,318	9,535	(425)		10,428
Shareholders' deficit:
Preferred stock	—	—
Common stock	27	146,392	(146,392)	C3
			66	C4	93
Additional paid-in capital	4,373	—	(2,192)	C4	2,115
			(66)	C2
Accumulated deficit	(5,234)	(149,623)	147,006	C3	(5,234)
			2,617	C1

Total shareholders' equity (deficit)	(834)	(3,231)	1,039		(3,026)

Total liabilities and shareholders' equity (deficit)	$484	$6,304	614		$7,402

See accompanying notes to financial statements.

TWO WAY TV (US), INC.
(FORMERLY TWIN ENTERTAINMENT, INC.)
UNAUDITED PRO FORMA COMBINED
STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2002
($000'S OMITTED)

	TWO WAY TV	INTERACTIVE	PRO FORMA ADJUSTMENTS			PRO FORMA COMBINED COMPANY(S)
Royalty fees	$—	$73	$			$73

General and administrative expenses	518	319				837

Loss from operations	(518)	(246)				(764)
Other income and (expense)
Interest income	—	25				25
Interest expense	—	(41)				(41)
Net loss from investment in affiliate accounted for by the equity method		(175)		175	C1	—

Other income and (expense), net	—	(191)		175		(16)

Loss before reorganization expenses	(518)	(437)		175		(780)
Reorganization expenses	—	(16)				(16)

Net loss before federal and state taxes	(518)	(453)		175		(796)
Federal and state taxes		(2)				(2)

Net loss	$(518)	$(455)		$175		$(798)

Basic and fully diluted net loss per share	—	—				$(.01)
Shares used in basic and fully diluted net loss per share (000s)	—	—				92,954

See accompanying notes to financial statements.

TWO WAY TV (US), INC.
(FORMERLY TWIN ENTERTAINMENT, INC.)
UNAUDITED PRO FORMA COMBINED
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
($000'S OMITTED)

	TWO WAY TV	INTERACTIVE	PRO FORMA ADJUSTMENTS		PRO FORMA COMBINED COMPANY(S)
Revenue	$156	$270	$		$426
Cost of revenue	(106)	—			(106)
Gross profit	50	270			320

General and administrative expenses	2,579	1,061			3,640

Loss from operations	(2,529)	(791)			(3,320)
Other income and (expense)
Interest income	1	233			234
Interest expense	—	(623)			(623)
Net (profit) loss from investment in affiliate accounted for by the equity method	—	(950)		950	—

Other income and (expense), net	1	(1,340)		950	(389)

Loss before reorganization expenses	(2,528)	(2,131)		950	(3,709)
Reorganization expenses		(169)			(169)

Net loss before federal and state taxes	(2,528)	(2,300)		950	(3,878)
Federal and state taxes	(1)	—			(1)

Net loss	$(2,529)	$(2,300)		$950	$(3,879)

Basic and fully diluted net loss per share					$(.04)
Shares used in basic and fully diluted net loss per share					90,413

See accompanying notes to financial statements.

TWO WAY TV (US), INC.
(FORMERLY TWIN ENTERTAINMENT, INC.)
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2001 AND FOR
THE THREE MONTHS ENDED MARCH 31, 2002

NOTE A    REORGANIZATION

        The following are the principal terms with respect to the exchange of shares of capital stock of Two Way TV (US), Inc., formerly TWIN Entertainment, Inc., (the "Company"), a Delaware corporation, for the shares of Interactive Network, Inc., a California corporation.

Merger

        On May 31, 2001, Interactive Network, the Company and Two Way TV Limited, a corporation organized under the laws of England and Wales, entered into an Agreement and Plan of Reorganization providing for a merger (the "Merger") of Interactive Network into the Company, with the Company as the surviving corporation.

        Immediately prior to the Merger, each share of the Company's common stock was split at a ratio of 3.5293639 for 1. Concurrent with the Merger, all shares of the Company held by Interactive Network were cancelled. The Interactive Network shareholders were issued 45,660,949 shares in exchange for their shares of Interactive Network common stock. In the Merger, each share of common stock of Interactive Network was converted into one share of common stock of the Company, and options and warrants to purchase Interactive Network common stock and promissory notes convertible into Interactive Network common stock were converted into options and warrants to purchase and promissory notes convertible into the same number of shares of common stock of the Company under the same conditions. The Merger was accounted for as a "purchase" transaction for accounting and financial reporting purposes, in accordance with generally accepted accounting principles. After the Merger, the results of operations of Interactive Network were included in the consolidated financial statements of the Company. The purchase price was allocated based on the fair values of the assets acquired and the liabilities assumed by the combined company. Interactive Network had a pre-acquisition shareholder deficiency of approximately $3,231,000 at March 31, 2002. The consolidation recognizes the $614,000 of goodwill that arises from the combination by bringing the intangible rights of Interactive Network directly under the ownership of the Company, rather than the indirect ownership through license that existed prior to Merger. The remaining $2,617,000 has been charged to additional paid-in capital ($2,192,000 and due to shareholder $425,000).

        On August 30, 2001, TWIN Entertainment, Inc. changed its name to Two Way TV (US), Inc.

Pre-Exchange Capitalization

        The Company issued 5,000,000 shares for cash in January 2000. In December 2000, the Company effected a 4-for-1 stock split, resulting in 20,000,000 shares issued and outstanding. On September 10, 2001, Interactive Network and Two Way TV Limited converted notes issued by the Company to them into a total of 6,800,000 shares of the Company's common stock (the "Notes"), resulting in 26,800,000 shares of the Company's common stock issued and outstanding. Immediately before the Merger, each share of the Company's common stock was split at a ratio of 3.5293639 for 1 resulting in Two Way TV Limited and Interactive Network each holding 47,293,476 shares of the Company's common stock. Concurrent with the Merger, all shares of Two Way TV (US), Inc. held by Interactive Network were cancelled. The Interactive Network shareholders were issued 45,660,949 shares in exchange for their shares of Interactive Network common stock. As a result, there were 92,954,425 shares of the

Company's common stock issued and outstanding immediately following the effective time of the Merger.

Equity Conversion Mechanics

        At the effective time of the Merger, all of the shares of common stock of the Company held by Interactive Network were cancelled. Concurrently, each share of common stock of Interactive Network was converted into the right to receive a share of common stock of the Company. Immediately following the Merger, Interactive Network shareholders held 45,660,949 shares of the Company's common stock, representing 49% of the Company's outstanding shares of common stock, and Two Way TV Limited held 47,293,476 shares of the Company's common stock, which represented approximately 51% of the Company's outstanding shares of common stock outstanding after the Merger, or 45% calculated on a fully diluted basis allowing for the exercise of Interactive Network options and warrants and the conversion of convertible notes outstanding immediately prior to the Merger. As a result, there were approximately 92,954,425 total shares of common stock of the Company outstanding after the Merger, or 105,096,613 shares on a fully diluted basis.

NOTE B    BASIS OF CONSOLIDATION

        The accompanying pro forma combined condensed financial statements have been prepared to give effect to the merger to be completed by:

    Two Way TV (US), Inc. (formerly TWIN Entertainment, Inc.), a Delaware corporation (the "Company"), and

    Interactive Network, Inc., a California corporation ("Interactive Network").

        All appropriate elimination entries were made to reflect inter-company transactions.

        The financial statements of the Company and Interactive Network were audited at December 31, 2001 by Marc Lumer & Company.

NOTE C    UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

        The Pro Forma Statement of Operations assumes that all of the transactions happened on January 1, 2001. For purposes of the Pro Forma Statement of Operations for the year ended December 31, 2001, the Company's historical statement of operations and Interactive Network's historical statement of operations for the year ended December 31, 2001 were combined. For purposes of the Pro Forma Statement of Operations for the three month period ended March 31, 2002, Interactive Network's and the Company's historical statements of operations for the three month period ended March 31, 2002 were combined.

        The tangible assets of Interactive Network are comprised primarily of cash and not subject to valuation. The principal liability, "liabilities subject to compromise," is secured by the restricted cash by court order. Management believes that the Promissory Note will be paid in full under terms recently revised, and that the amount reported is the fair value. Similarly, the convertible bridge notes were made between June 2001 and March 2002, and represent fair value. There are no contractual or statutory intangible assets. There are also no separable intangible assets. Accordingly, the remaining purchase price over the net amounts assigned to assets acquired and debts assumed was allocated to goodwill, as described in FAS 141,"Business Combinations".

        Adjustments to present the unaudited Pro Forma Financial Statements are set forth below:

		Dr	Cr
1.	Other assets	2,192
	Amount due shareholder	425
	Net loss from investment		2,617
	(to eliminate share of Two Way (US) loss recorded by Interactive under the equity method of accounting)

		Dr	Cr
2.	Additional paid-in capital	2,192
	Other assets		2,192
	(to eliminate Interactive Network investment in Two Way TV (US))
		Dr	Cr
3.	Common stock	146,392
	Goodwill	614
	Accumulated deficit		147,006
	(to eliminate common stock and accumulated deficit of Interactive Network and recognize goodwill equal to Interactive Network's shareholder deficit after consideration of the adjustments above)

		Dr	Cr
4.	Additional paid-in capital	66
	Common stock		66
	(to account for shares issued in the merger)

NOTE D    RECENT ACCOUNTING PRONOUNCEMENT

        Effective for all business combinations initiated after June 30, 2001, SFAS 14,1 "Business Combinations", requires certain disclosures not previously required by APB 16, "Business Combinations." In accordance with SFAS 141, the Company elected to make the disclosures with respect to the Merger as discussed below.

        At the Merger time, the Company acquired 100% of the voting interest of Interactive Network, Inc. (Interactive) for 45,660,949 shares of the Company's common stock. Interactive Network owned intellectual property assets related to the television market and other interactive technology, which, prior to the Merger, it licensed to the Company, and the Company's other shareholder, Two Way TV Limited.

        The primary reason for the business combination was to gain operating, licensing, and product development efficiencies through the merger of Interactive Network and the Company. As discussed in Note C above, the Company acquired an intangible asset in the purchase, which arose from the pre-acquisition shareholder deficiency of Interactive Network. After review of the fair value of the assets and liabilities acquired, the Company allocated the entire excess purchase price to goodwill.

        These financial statements include the operations of Interactive Network for the three months ended March 31, 2002 and the year ended December 31, 2001. The purchase price is computed in accordance with APB 16 at cost of property acquired, as it is more clearly evident than the fair value of the stock (consideration) given.

        SFAS 142, "Goodwill and Other Intangible Assets", is effective for years beginning after December 15, 2001. In accordance with SFAS 142, the goodwill was not amortized. The goodwill was tested for impairment in the period immediately after the merger, and will be tested annually thereafter.

(c)
Exhibits

        The following exhibits are filed with this Current Report on Form 8-K:

Number		Exhibit
2.1		Agreement and Plan of Reorganization by and among Interactive Network, Inc. Two Way TV Limited and TWIN Entertainment, Inc. dated as of May 31, 2001 (Incorporated by reference from Exhibit 2.1 to Registrant's Registration Statement on Form S-4 as filed with the Commission on September 26, 2001. File Number 333-70250).
2.2
Amendment No. 1 to Agreement and Plan of Reorganization dated January 23, 2002 (Incorporated by reference from Exhibit 2.2 to Registrant's Amendment No. 2 to Registration Statement on Form S-4 as filed with the Commission on January 24, 2002. File Number 333-70250).
99.1	*	Amended and Restated License Agreement by and between Two Way TV Limited and Two Way TV (US), Inc. dated as of April 30, 2002.
99.2	*	Amended and Restated Termination and License Agreement by and between Two Way TV Limited and Two Way TV (US), Inc. dated as of April 30, 2002.
99.3	*	Branding Agreement by and between Two Way TV Limited and Two Way TV (US), Inc. dated as of April 30, 2002.
99.4	*	Investor Rights Agreement by and among Two Way TV (US), Inc., Two Way TV Limited, and the other parties named therein, dated as of April 30, 2002.
99.5	*	Stockholders Agreement by and among Two Way TV Limited, Two Way TV (US), Inc., and the other parties named therein, dated as of April 30, 2002.
99.6	*	Press release dated May 1, 2002.

*
Previously filed with Two Way TV (US), Inc.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO WAY TV (US), INC.
By:	/s/ PIERS WILSON Piers Wilson Chief Executive Officer and Chief Financial Officer

Dated: July 12, 2002

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
TWO WAY TV (US), INC. (FORMERLY TWIN ENTERTAINMENT, INC.) UNAUDITED PRO FORMA COMBINED BALANCE SHEET MARCH 31, 2002 ($000 OMITTED)
TWO WAY TV (US), INC. (FORMERLY TWIN ENTERTAINMENT, INC.) UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2002 ($000'S OMITTED)
TWO WAY TV (US), INC. (FORMERLY TWIN ENTERTAINMENT, INC.) NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2001 AND FOR THE THREE MONTHS ENDED MARCH 31, 2002
SIGNATURES